                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 16, 2004
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                                   NuCO2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

    Florida                             0-27378                  65-0180800
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

   2800 S.E. Market Place, Stuart, Florida                        34997
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On  August  16,  2004,  NuCO2  Inc.,  a  Florida   corporation  (the
"Company"),  issued a press  release  providing  information  on its outlook for fiscal 2005. Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        Exhibits

  Exhibit No.              Description
  -----------              -----------

 99.1                      Press Release dated August 16, 2004

Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 16, 2004,  the Company  issued a press release  announcing its financial results for the fourth quarter and fiscal year ended June 30, 2004 and other  financial  information.  A copy of the press  release is  attached as
Exhibit 99.1 to this report.

            The information furnished pursuant to Item 12 of this Current Report on Form 8-K shall not be  considered  "filed" for  purposes of Section 18 of the
Securities  Exchange  Act of 1934,  as  amended,  or  otherwise  subject  to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the
Securities  Exchange Act of 1934, as amended,  unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NUCO2 INC.

Date:       August 16, 2004                  By: /s/ Eric M. Wechsler
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                                                Eric M. Wechsler,
                                                General Counsel